CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 15, 2010
Date of Report
(Date of Earliest Event Reported)

JPAK GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada		20-1977020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Xinghua Road
Qingdao, Shandong Province
People’s Republic of China
266401
(Address of principal executive offices (zip code))

(86-532) 84616387
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)  Compensatory Arrangements of Certain Officers.

On December 15, 2010, the Board of Directors approved the Company’s 2010 Equity Incentive Plan (the “Plan”) to authorize 4,000,000 shares for issuance under equity incentive awards, effective December 15, 2010. On December 15, 2010, the Company granted five years options to purchase up to 3,600,000 shares of the common stock of the Company at the exercise price of 0.20 per share to 4 of its key employees under the Plan as follows:

Named Executive Officer	Option Shares
Yijun Wang	1,800,000
Qingjun Yang	900,000
Ming Qi	600,000
Huatian Sha	300,000

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits

10.1	2010 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2010

Jpak Group, Inc.

By:	/s/ Yijun Wang
Yijun Wang, CEO